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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2001


                                  Kadant Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-11406                52-1762325
----------------------------------    ----------------   -----------------------
   (State or Other Jurisdiction         (Commission         (I.R.S. Employer
        of Incorporation)               File Number)       Identification No.)


              245 Winter Street
           Waltham, Massachusetts                                  02451
---------------------------------------------            -----------------------
   (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (781) 622-1000

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On July 9, 2001, the Board of Directors of Thermo Electron Corporation ("Thermo Electron") approved a distribution (the "Distribution") to the holders of record of the common stock of Thermo Electron on July 30, 2001 (the "Record Holders") of all of the shares of common stock of Kadant Inc. (the "Company") held by Thermo Electron. The Distribution is scheduled to occur on August 8, 2001 (the "Distribution Date"). The Company has filed herewith (1) a definitive information statement providing details of the Distribution and information about the Company and (2) a form of letter to shareholders of Thermo Electron regarding the same. Thermo Electron expects that its distribution agent, American Stock Transfer & Trust Company, will distribute to the Record Holders on the Distribution Date the definitive information statement, the letter to shareholders and certificates representing the shares of the Company's common stock to be distributed in the Distribution.

     The Company's definitive information statement dated August 6, 2001 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The form of letter to shareholders of Thermo Electron is filed as Exhibit
99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

     Also filed herewith in connection with the Distribution are a Plan and Agreement of Distribution dated August 3, 2001 between Thermo Electron Corporation and the Company, a Tax Matters Agreement effective as of August 8, 2001 by and among Thermo Electron Corporation and the Company, and a Transition Services Agreement dated August 3, 2001 between Thermo Electron Corporation and the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired:        Not Applicable


(b)   Pro Forma Financial Information:                  Not Applicable

(c)   Exhibits:


      Exhibit No.        Description
      -----------        -----------

         4.1 Certificate of Amendment to Certificate of Incorporation of Kadant Inc.

         23              Consent of Independent Public Accountants

         99.1            Definitive Information Statement of Kadant Inc. dated
                         August 6, 2001

         99.2            Form of Letter to Shareholders of Thermo Electron
                         Corporation

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         99.3            Plan and Agreement of Distribution dated August 3,
                         2001 between Thermo Electron Corporation and Kadant
                         Inc.

         99.4 Tax Matters Agreement effective as of August 8, 2001 by and among Thermo Electron Corporation and Kadant Inc.

         99.5 Transition Services Agreement dated August 3, 2001 between Thermo Electron Corporation and Kadant Inc.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 6th day of August, 2001.

                                        KADANT INC.

                                        By: /s/ Sandra L. Lambert
                                           ------------------------------
                                           Sandra L. Lambert
                                           Secretary

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                                 Exhibit Index


Exhibit No.        Description
-----------        -----------

    4.1            Certificate of Amendment to Certificate of Incorporation of
                   Kadant Inc.

    23             Consent of Independent Public Accountants

    99.1           Definitive Information Statement of Kadant Inc. dated August
                   6, 2001

    99.2           Form of Letter to Shareholders of Thermo Electron Corporation

    99.3 Plan and Agreement of Distribution dated August 3, 2001 between Thermo Electron Corporation and Kadant Inc.

    99.4 Tax Matters Agreement effective as of August 8, 2001 by and among Thermo Electron Corporation and Kadant Inc.

    99.5 Transition Services Agreement dated August 3, 2001 between Thermo Electron Corporation and Kadant Inc.